EXHIBIT 32

                          SECTION 1350 CERTIFICATIONS *


         In connection with the Quarterly Report of Peoples Bancorp Inc. ("Peoples Bancorp") on Form 10-Q for the quarterly period ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark F. Bradley, President and Chief Executive Officer of Peoples Bancorp, and I, Donald J. Landers, Jr., Chief Financial Officer and Treasurer of Peoples Bancorp, certify, pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of Peoples Bancorp and its subsidiaries.



Date:     November 1, 2006      By: /s/   MARK F. BRADLEY
                                          -------------------------------------
                                          Mark F. Bradley
                                          President and Chief Executive Officer


Date:     November 1, 2006      By: /s/   DONALD J. LANDERS, JR.
                                          -------------------------------------
                                          Donald J. Landers, Jr.
                                          Chief Financial Officer and Treasurer





* This certification is being furnished as required by Rule 13a-14(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 1350 of Chapter 63 of Title 18 of the United States Code, and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that Section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.